FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-282099-14

From: Wells Abf Syndicate Wells Fargo (WELLS FARGO SECURITI) At: 05/21/26 16:21:09 UTC-4:00
Subject: BANK5 2026-5YR22 - CMBS NEW ISSUE **PRICING SPOTS**

TSY
2yr	99-13
3yr	99-09⅜
5yr	98-13